Exhibit 10.4

Execution Version

GKK 885 THIRD MEZZ LLC
GUARANTEE AGREEMENT

THIS GUARANTEE AGREEMENT (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, this “Guarantee”), is made as of the 7th day of April, 2009, by GKK 885 THIRD MEZZ LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Guarantor”), as a guarantor, for the benefit of the several banks and other financial institutions as are, or may from time to time become parties to the Credit Agreement (as defined below) (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, together with its successors and assigns, the “Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

RECITALS:

WHEREAS, under and subject to the terms of the Credit Agreement, dated as of July 18, 2008 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Credit Agreement”), by and among Gramercy Warehouse Funding I LLC, a Delaware limited liability company (together with its successors and permitted assigns, “GWF-I”), as a borrower, GKK Trading Warehouse I LLC, a Delaware limited liability company (together with its successors and permitted assigns, “GKK Trading” and together with GWF-I and any other Person that becomes a borrower under the Credit Documents, the “Borrowers”), as a borrower, Gramercy Capital Corp., a Maryland corporation (together with its successors and permitted assigns, “Parent”), as a guarantor, GKK Capital LP, a Delaware limited partnership (together with its successors and permitted assigns, “GKK Capital”), as a guarantor, Gramercy Investment Trust, a Maryland real estate investment trust (together with its successors and permitted assigns, “Gramercy REIT”), as a guarantor, GKK Trading Corp., a Delaware corporation (together with its successors and permitted assigns, “GTC”, and, together with Parent, GKK Capital and Gramercy REIT, the “Parent Guarantors”), the Lenders and the Administrative Agent, the Borrowers and the Lenders have agreed that the Lenders may make certain loans to the Borrowers subject to the terms and conditions of the Credit Agreement;

WHEREAS, simultaneously with the execution of this Guarantee, the Borrowers, the Parent Guarantors, and the Administrative Agent will be executing and delivering an Amendment to the Credit Agreement (the “Amendment”);

WHEREAS, the Guarantor and GKK 2 Herald Mezz LLC are indirect, wholly owned subsidiaries of the Parent and, as such, the Guarantor will benefit directly or indirectly from the transactions contemplated under the Credit Agreement, as amended by the Amendment; and

WHEREAS, it was a condition precedent to the effectiveness of the Amendment that the Guarantor shall have executed and delivered this Guarantee in connection with the reimbursement obligations of GKK Capital which currently exist or may subsequently arise in connection with the Administrative Agent’s Clean, Irrevocable Standby Letter of Credit Number SM226417W, issued on June 22, 2007 for the benefit of GKK Capital as applicant and naming GFW-1 and Gramercy Warehouse Funding II as beneficiaries (collectively, the “Guarantee Obligations”).

NOW, THEREFORE, based upon the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor, intending to be legally bound, hereby agrees as follows:

1.                                      Defined Terms.  The following term is defined for purposes of this Guarantee as follows:

“Pledged Collateral” shall have the meaning assigned thereto in the Pledge Agreement.

2.                                      Guarantee of Payment and Performance.

(a)                                  The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent and the Lenders the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

(b)                                 The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent and any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guarantee Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.  This Guarantee shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

(c)                                  No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full.

(d)                                 The Guarantor agrees that whenever, at any time, or from time to time, the Guarantor shall make any payment to the Administrative Agent for the ratable benefit of the Lenders on account of the Guarantor’s liability hereunder, the Guarantor will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

3.                                      Release of Collateral, Parties Liable, etc.

The Guarantor agrees that (a) any or all of the Collateral, the Pledged Collateral and other collateral, security and Property now or hereafter held for the Guarantee or the Guarantee Obligations may be exchanged, released, terminated, modified, sold, assigned, participated, pledged, compromised, surrendered or otherwise transferred or disposed of from time to time; (b) except as expressly set forth in the Credit Documents, the Administrative Agent and the Lenders shall have no obligation to protect, perfect, secure or insure any Collateral, the Pledged Collateral or any collateral, security, Property, Liens, interests or encumbrances now or hereafter held for the Guarantee or the Guarantee Obligations or the Properties subject thereto; (c) the time, place, manner or terms of payment of the Guarantee Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers, the Pledgors, the other Credit Parties and other Persons may be granted indulgences generally; (e) any of the provisions of the Credit Agreement and the other Credit Documents and the Guarantee Obligations may be modified, amended, waived, supplemented, replaced or restated from time to time; (f) any party liable for the payment of the Guarantee Obligations, including, without limitation, other guarantors, may be granted indulgences or released; and (g) any deposit balance for the credit of the Borrowers or any other Person liable for the payment of the Guarantee Obligations, including, without limitation, other guarantors, or liable upon any security therefor, may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Guarantee Obligations, all of the foregoing in clauses (a) through (g) without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release or other act.

4.                                      Waiver of Rights.

The Guarantor expressly waives:  (a) notice of acceptance of this Guarantee by the Administrative Agent, the Lenders or any other guarantor and of all extensions of credit, loans or advances to or purchases from the Borrowers by the Administrative Agent or the Lenders; (b) presentment and demand for payment of any of the Guarantee Obligations; (c) protest and notice of dishonor or of default to the Guarantor or to any other Person with respect to the Guarantee Obligations or with respect to any collateral, security or Property therefor; (d) notice of the Administrative Agent or the Lenders obtaining, amending, substituting for, releasing, waiving, modifying, extending, replacing or restating all or any portion of the Guarantee Obligations, the Credit Agreement, any other Credit Document, other guarantees or any Lien now or hereafter securing the Guarantee Obligations or the Guarantee, or the Administrative Agent or the Lenders subordinating, compromising, discharging, terminating or releasing such Liens; (e) notice of the execution and delivery by the Borrowers, the Administrative Agent, the Lenders or any other Person of any other loan, purchase, credit or security agreement or document or of the Borrowers’ or such other Person’s execution and delivery of any promissory notes or other documents arising under or in connection with the Credit Documents or in connection with any purchase of the Borrowers’ or such other Person’s Property or assets; (f) notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects or other affairs of the Borrowers or any other Person; (g) notice of the occurrence of any breach by the Borrowers, the Pledgors, any other Credit Party or any other Person or of any Event of Default; (h) notice of the Administrative Agent’s or the Lenders’ transfer, disposition, assignment, sale, pledge or participation of the Guarantee Obligations, the Collateral, the Pledged Collateral, the Credit Documents, the Mortgage Loan Documents, or any collateral, security or Property for the Guarantee or the Guarantee Obligations or any portion of the foregoing; (i) notice of the sale or foreclosure (or posting or advertising for sale or foreclosure) of all or any portion of any Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations; (j) notice of the protest, proof of non–payment or default by the Borrowers or any other Person; (k) any other action at any time taken or omitted by the Administrative Agent or the Lenders, and, generally, all demands and notices of every kind in connection with this Guarantee, the Credit Documents, the Guarantee Obligations, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guarantee or the Guarantee Obligations, the Mortgage Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guarantee or the Guarantee Obligations and the obligations hereby guaranteed; (l) all other notices to which the Guarantor might otherwise be entitled; (m) demand for payment under this Guarantee; and (n) any right to assert against the Administrative Agent or the Lenders, as a defense, counterclaim, set–off or cross–claim, any defense (legal or equitable), set–off, counterclaim or claim of any kind or nature whatsoever that the Guarantor may now or hereafter have against the Administrative Agent or the Lenders (other than payment in full of the Guarantee Obligations), the Borrowers or any other Person.  It shall not be necessary for the Administrative Agent or the Lenders (and the Guarantor hereby waives any rights which the Guarantor may have to require the Administrative Agent or the Lenders), in order to enforce the obligations of the Guarantor hereunder, to (i) institute suit, enforce its rights or exhaust its remedies against the Borrowers, the Pledgors, any other Credit Party, others liable on the Guarantee Obligations, the Obligors or any other Person, (ii) enforce the Administrative Agent’s or the Lenders’ rights or exhaust its remedies under or with respect to the Mortgage Loan Documents and the collateral and Property secured thereby, the Collateral, the Pledged Collateral or any collateral, security or Property which shall ever have been given to secure the Guarantee or the Guarantee Obligations, (iii) enforce the Administrative Agent’s or the Lenders’ rights against any other guarantors of the Guarantee Obligations, (iv) join the Borrowers, others liable on the Guarantee Obligations or any other Person in any action seeking to enforce this Guarantee, (v) mitigate damages or take any other action to reduce, collect or enforce the Guarantee Obligations or (vi) resort to any other means of obtaining payment of the Guarantee Obligations.

5.                                      Guarantee Absolute and Unconditional.

The obligations of the Guarantor under this Guarantee are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under the Credit Agreement and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 5 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrowers, the Pledgors, any other guarantors or any other Credit Party or whether the Borrowers, the Pledgors, the other guarantors or any other Credit Party are joined in any such action or actions.  The validity of this Guarantee, the obligations of the Guarantor hereunder and the Administrative Agent’s and the Lenders’ rights and remedies for the enforcement of the foregoing shall in no way be terminated, abated, reduced, released, modified, changed, discharged, diminished, affected, limited or impaired in any manner whatsoever by the happening from time to time of any event or condition of any kind whatsoever, including, without limitation, any of the following (and the Guarantor hereby waives any common law, equitable, statutory, constitutional, regulatory or other rights (including rights to notice) which the Guarantor might have as a result of or in connection with any of the following):  (a) the assertion or non–assertion by the Administrative Agent or the Lenders of any of the rights or remedies available to the Administrative Agent or the Lenders pursuant to the provisions of the Credit Documents, the Mortgage Loan Documents or pursuant to any Requirement of Law; (b) the waiver by the Administrative Agent or the Lenders of, or the failure of the Administrative Agent or the Lenders to enforce, or the lack of diligence by the Administrative Agent or the Lenders in connection with, the enforcement of any of its rights or remedies under the Credit Documents, the Mortgage Loan Documents, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations; (c) the granting by the Administrative Agent or the Lenders of (or failure by the Administrative Agent or the Lenders to grant) any indulgence, forbearance, adjustment, compromise, consent, approval, waiver or extension of time; (d) the occurrence of any Default or Event of Default under the Credit Agreement, or the occurrence of any similar event (howsoever described) under any agreement or instrument referred to therein; (e) any delay, failure or inability of any Borrower, Pledgor, Guarantor or any other Credit Party in respect of any of the Guarantee Obligations to perform, willful or otherwise, any provision of the Credit Agreement beyond any applicable cure periods; (f) any action or failure to act by the Administrative Agent or the Lenders that adversely affects the Guarantor’s right of subrogation arising by reason of any performance by the Guarantor of this Guarantee; (g) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, any Borrower, Pledgor, Guarantor, other Credit Party or any other Person for any reason whatsoever, including any suit or action in any way disaffirming, repudiating, rejecting or otherwise calling into question any issue, matter or thing in respect of the Credit Agreement; (h) any lack or limitation of status or of power, incapacity or disability of any Borrower, the Pledgor, Guarantor or any other Credit Party in respect of any of the Guarantee Obligations; (i) the exercise by the Administrative Agent or the Lenders of or failure to exercise any so–called self–help remedies; (j) any act, omission or condition that might in any manner or to any extent vary, alter, increase, extend or continue the risk to the Guarantor or might otherwise operate as a discharge or release of the Guarantor under Requirements of Law; (k) any full or partial release or discharge of or accord and satisfaction with respect to liability for the Guarantee Obligations, or any part thereof, of the Borrowers, the Guarantor, the Pledgors, any other Credit Party, any co–guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guarantee Obligations, or any part thereof; (l) the impairment, modification, change, release, discharge or limitation of the liability of the Borrowers, the Guarantor, the Pledgors, any other Credit Party, any Obligor or any Person liable for or obligated on the Guarantee Obligations, or any of their estates in bankruptcy, resulting from or pursuant to the bankruptcy or insolvency of any of the foregoing or the application of the Insolvency Laws or of or any decision of any court of the United States or any state thereof; (m) any present or future Requirements of Law or order of any Governmental Authority (de jure or de facto) purporting to reduce, amend or otherwise affect the Guarantee Obligations or to vary any terms of payment, satisfaction or discharge thereof; (n) the waiver, compromise, settlement, release, extension, acceleration, amendment, change, modification, substitution, replacement, reduction, increase, alteration, rearrangement, renewal or termination of the terms of the Guarantee Obligations, the Credit Documents, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guarantee or the Guarantee Obligations, the Mortgage Loan Documents, any or all of the obligations, covenants or agreements of the Borrowers, the Pledgors, the other Credit Parties, the Obligors or any other Person under the Credit Documents or Mortgage Loan Documents (except by satisfaction in full of all Guarantee Obligations) or of the Guarantor under this Guarantee and/or any failure of the Administrative Agent or the Lenders to notify the Guarantor of any of the foregoing; (o) the extension of the time for satisfaction, discharge or payment of the Guarantee Obligations or any part thereof owing or payable by the Borrowers or any other Person under the Credit Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of this Guarantee or the extension or renewal of any thereof; (p) any existing or future offset, claim or defense (other than payment in full of the Guarantee Obligations) of the Borrowers or any other Person against the Administrative Agent or the Lenders or against payment of the Guarantee Obligations, whether such offset, claim or defense arises in connection with the Guarantee Obligations (or the transactions creating same) or otherwise; (q) the taking or acceptance or the existence of any other guarantee of or collateral, security or Property for the Guarantee Obligations in favor of the Administrative Agent, the Lenders or any other Person specified in the Credit Documents or the enforcement or attempted enforcement of such other guarantee, collateral, security or Property; (r) any sale, lease, sublease or transfer of or Lien on all or a portion of the assets or Property of the Borrowers, the Pledgors, the Guarantor or any other Credit Party, or any changes in the shareholders, partners or members of the Borrowers, the Pledgors, the Guarantor or any other Credit Party, or any reorganization, consolidation or merger of the Borrowers, the Pledgors, the Guarantor or any other Credit Party; (s) any consolidation or amalgamation of the Borrowers, the Pledgors, the Guarantor or any other Credit Party with, any merger of the Borrowers, the Pledgors, the Guarantor or any other Credit Party with or into, or any transfer by the Borrowers, the Pledgors, the Guarantor or any other Credit Party of all or substantially all their assets to, another Person, any change in the legal or beneficial ownership of ownership interests issued by the Borrowers, the Pledgors, the Guarantor or any other Credit Party, or any other change whatsoever in the objects, capital structure, constitution or business of the Borrowers, the Pledgors, the Guarantor or any other Credit Party; (t) the invalidity, illegality or unenforceability of all or any part of the Guarantee Obligations, the Credit Documents, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guarantee or the Guarantee Obligations, the Mortgage Loan Documents or any document or agreement executed in connection with the foregoing, for any reason whatsoever, including, without limitation, the fact that (1) the Guarantee Obligations, or any part thereof, exceeds the amount permitted by Requirements of Law or violates usury laws, (2) the act of creating the Guarantee Obligations, the Mortgage Assets, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guarantee or the Guarantee Obligations or any part of the foregoing is ultra vires, (3) the officers or representatives executing the Mortgage Loan Documents or Credit Documents or otherwise creating the Guarantee Obligations, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations acted in excess of their authority, (4) the Borrowers, the Pledgors, any other Credit Party, any Obligor or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guarantee Obligations wholly or partially uncollectible, (5) the creation, performance or repayment of the Guarantee Obligations, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations (or the execution, delivery and performance of any Credit Document, Mortgage Loan Document or document or instrument representing part of the Guarantee Obligations, the Mortgage Assets, the Collateral, the Pledged Collateral, any collateral, security or Property for the Guarantee or the Guarantee Obligations or executed in connection with the Guarantee Obligations, the Mortgage Assets, the Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations, or given to secure the repayment of the Guarantee Obligations, the Mortgage Assets or the other Collateral) is illegal, uncollectible or unenforceable or (6) any Mortgage Loan Document, any Credit Document or any other document, agreement or instrument has been forged or otherwise is irregular or not genuine or authentic; (u) any release, termination, sale, pledge, participation, transfer, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of the Collateral, the Pledged Collateral or any collateral, security or Property at any time existing in connection with, or assuring or securing payment of, all or any part of the Guarantee or the Guarantee Obligations; (v) the failure of the Administrative Agent, the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of the Collateral, the Pledged Collateral or any other collateral, security or Property for the Guarantee or the Guarantee Obligations, including, but not limited to, any neglect, delay, omission, failure or refusal of the Administrative Agent or the Lenders (1) to take or prosecute any action for the collection of any of the Guarantee Obligations, the Pledged Collateral, any Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations, (2) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose, upon any Collateral, the Pledged Collateral or any security, collateral or Property for the Guarantee or Guarantee Obligations, or (3) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guarantee Obligations; (w) the fact that the Collateral, the Pledged Collateral or any collateral, security, Property or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guarantee or the Guarantee Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; (x) any payment by the Borrowers or any other Person to the Administrative Agent or the Lenders is held to constitute a preference under Insolvency Laws, or for any reason the Administrative Agent or the Lenders are required to refund such payment or pay such amount to any such Borrower or other Person; or (y) any event or action that would, in the absence of this Section 5, result in the full or partial release, discharge or relief of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guarantee or any other agreement, whether or not such event or action increases the likelihood that the Guarantor will be required to pay the Guarantee Obligations pursuant to the terms hereof or thereof and whether or not such event or action prejudices the Guarantor, it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Guarantee Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly or expressly described herein, which obligation shall be deemed satisfied only upon the full and final indefeasible payment and satisfaction of the Guarantee Obligations.

6.                                      Primary Liability of the Guarantor.

Without limiting the foregoing provisions, the Guarantor agrees that this Guarantee may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to any of the Credit Documents, the Collateral, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guarantee or the Guarantee Obligations or otherwise, and the Guarantor hereby waives the right to require the Administrative Agent or the Lenders to proceed against the Borrowers, the Pledgors, any other Credit Party, any Obligor or any other Person (including a co–guarantor) or to require the Administrative Agent or the Lenders to pursue any other remedy or enforce any other right.  The Guarantor further agrees that the Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever against any Person, or any right of recourse to the Collateral, the Pledged Collateral or any collateral, security or Property for the Guarantee or the Guarantee Obligations, so long as any such Guarantee Obligations remain outstanding.  The Guarantor further agrees that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing on the Credit Agreement or any of the other Credit Documents or foreclosing its security interest in or Lien on any Collateral, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guarantee or the Guarantee Obligations or from exercising any other rights available to it under the Credit Agreement or any of the other Credit Documents or any other instrument of security if none of the Borrowers, the Pledgors, the Guarantor or any other Credit Party timely perform the obligations of the Borrowers, the Pledgors, all other Credit Parties or other Persons thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Guarantor’s obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.  The Guarantor recognizes, acknowledges and agrees that the Guarantor may be required to pay the Guarantee Obligations in full (subject to the limit set forth in Section 2) without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guarantee on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guarantee Obligations, or that the Administrative Agent or the Lenders will look to other parties to pay or perform the Guarantee Obligations.  The Guarantor recognizes, acknowledges and agrees that it is not entering into this Guarantee in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of the Collateral, the Pledged Collateral or any of the collateral, security or Property for the Guarantee or the Guarantee Obligations or of the validity, enforceability or collectability of this Guarantee against any other guarantor.

7.                                      Payments.

The Guarantor hereby agrees that the Guarantee Obligations will be paid to the Administrative Agent for the ratable benefit of the Lenders without set-off or counterclaim in U.S. Dollars at the address specified in writing by the Administrative Agent.

8.                                      Attorneys’ Fees and Costs of Collection.

The Guarantor hereby agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent or the Lenders to pursue collection, to preserve or enforce its rights under this Guarantee, or to intervene, to sue for enforcement of the terms of this Guarantee or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guarantee, and, in such event, all of the attorneys’ fees, costs and expenses relating thereto and all other amounts (if any) owed by the Guarantor under this Guarantee (other than the Guarantee Obligations) shall be an additional liability of the Guarantor to the Administrative Agent and the Lenders (over and above any limitation set forth in Section 2, if any), payable on demand.  The obligations contained in this Section 8 shall survive the termination of this Guarantee.

9.                                      Security Interests and Setoff.

The Guarantor agrees that in the event the Guarantor fails to pay its obligations hereunder when due and payable under this Guarantee, the Administrative Agent and the Lenders shall be entitled to (a) any and all remedies available to it including, without limitation, all rights of setoff and (b) the benefit of all Liens heretofore, now and at any time or times hereafter granted by the Guarantor or any Borrower to the Administrative Agent and the Lenders, if any, to secure the Guarantor’s obligations hereunder.

10.                               Term of Guarantee.

This Guarantee shall continue in full force and effect until the Guarantee Obligations are fully and indefeasibly paid, performed and discharged and the Credit Documents are terminated.  This Guarantee covers the Guarantee Obligations whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by the Administrative Agent or the Lenders in stages or installments.  Notwithstanding the foregoing, this Guarantee shall continue to be effective, or be reinstated, as the case may be, and any payment of the Guarantee Obligations hereunder shall be reinstated, if at any time payment, or any part thereof, of any of the Guarantee Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders as a preference, fraudulent conveyance or otherwise upon or in connection with an Insolvency, Act of Insolvency, Insolvency Proceeding, bankruptcy, dissolution, liquidation or reorganization with respect to the Borrowers or any other Person obligated on or for the Guarantee Obligations, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Borrowers or such other Person or any substantial part of such Borrowers’ or such other Person’s Property or assets, or otherwise, all as though such payments had not been made; provided that in the event payment of all or any part of the Guarantee Obligations is rescinded or must be restored or returned, all costs and expenses (including, without limitation, any legal fees and disbursements) incurred by the Administrative Agent or the Lenders in defending and enforcing such reinstatement shall be deemed to be included as a part of the Guarantee Obligations.

11.                               Representations and Warranties.

(a)                                  The Guarantor represents and warrants to, and covenants with, the Administrative Agent and the Lenders, as of the date of this Guarantee, and shall be deemed to restate as of each Borrowing Date, that:

(i)                                   it is duly organized, validly existing and in good standing as a corporation, limited partnership, limited liability company or real estate investment trust under the laws of the jurisdiction of its organization or formation, and is duly qualified to do business and is in good standing in all jurisdictions in which the character of its Property or assets, the nature of its business or the performance of its obligations under any agreement to which it is a party or is bound makes such qualification necessary, except for any failure to qualify outside of the jurisdiction of organization or formation that would not have a Material Adverse Effect;

(ii)                                its execution and delivery of, performance under and compliance with this Guarantee will not violate its Authority Documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material Contractual Obligation, Indebtedness or Guarantee Obligation to which it is a party or by which it is bound;

(iii)                             its execution and delivery of, performance under and compliance with this Guarantee will not violate any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon the Guarantor or any of its property or to which the Guarantor or any of its property is subject (“Requirement of Law”), or any provision of any security issued by the Guarantor or of any agreement, instrument or other undertaking to which the Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

(iv)                              the Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform the Guarantor’s obligations hereunder;

(v)                                 it has the full power and authority to enter into and consummate all transactions contemplated by this Guarantee, has duly authorized the execution, delivery and performance of this Guarantee, and has duly executed and delivered this Guarantee;

(vi)                              this Guarantee constitutes a valid, legal and binding obligation of the Guarantor, enforceable against it in accordance with the terms hereof, subject to (A) Insolvency Laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(vii)                           it is not in violation of, and its execution and delivery of, performance under and compliance with this Guarantee shall not constitute a violation of, its Authority Documents, any Requirement of Law, any order or decree of any court or arbiter, or any order, regulation or demand of any Governmental Authority;

(viii)                      no consent, approval, order or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(ix)                              to the knowledge of the Guarantor, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Guarantor or against any of the Guarantor’s properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby;

(x)                                 to the knowledge of the Guarantor, none of the Guarantor, the Borrowers, the Pledgors, any other Credit Party or any principal, director, partner, manager or owner of the foregoing (other than unaffiliated minority owners of publicly traded common stock) has ever been convicted of a crime or is the subject of any currently pending or threatened criminal proceeding that, in any particular case or taken collectively, could have a Material Adverse Effect;

(xi)                              except as disclosed in writing to the Administrative Agent prior to the date hereof, the Guarantor has filed or caused to be filed all tax returns which, to the knowledge of the Guarantor, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against the Guarantor or any of the Guarantor’s Property and all other taxes, fees or other charges imposed on the Guarantor or any of the Guarantor’s Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings); no tax lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

(xii)                           the Guarantor is not the subject of any Insolvency Proceeding;

(xiii)                       the recitals to this Guarantee are true and correct; and

(xiv)                       the Guarantor has received valuable consideration, fair value, fair consideration or reasonable equivalent value for the Guarantee Obligations, and the Guarantee Obligations (A) will not render the Guarantor not Solvent, (B) will not leave the Guarantor with an unreasonably small amount of capital to conduct its business, and (C) will not cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature.

(b)                                 The Guarantor acknowledges and agrees that it is not relying on the Borrowers’ financial condition or collateral as an inducement to enter into this Guarantee.  The Guarantor agrees that the Administrative Agent and the Lenders shall have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of the Guarantor or to advise the Guarantor of any matter relating to or arising under the Credit Agreement or any of the other Credit Documents or any fact respecting, or any change in, the financial condition or affairs of the Borrowers that might come to the knowledge of the Administrative Agent or the Lenders at any time, whether or not the Administrative Agent or the Lenders know or believe or have reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Guarantee Obligations.

(c)                                  The Guarantor further represents and warrants to the Administrative Agent and the Lenders that the financial statements (if any) and other financial information (if any) of the Guarantor delivered to the Administrative Agent prior to the Closing Date are true and correct and fairly represent in all material respects the financial condition of the Guarantor on the date of the delivery of such information and that there has been no Material Adverse Effect since such date.

(d)                                 The representations and warranties of the Guarantor set forth in this Section 11 shall survive the execution and delivery of this Guarantee and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Guarantee is in effect.  Upon discovery by any party hereto of a breach of any such representations and warranties, the party discovering such breach shall give prompt written notice thereof to each other party.

12.                               Covenants.

(a)                                  Buy Back of Capital Stock.  The Guarantor shall not be permitted to buy back any of its Capital Stock while this Guarantee remains in effect.

(b)                                 Limitation on Conveyances.  The Guarantor shall not sell, assign, transfer or otherwise convey, in a single transaction or in a series of transactions, all or any substantial portion of its assets.

(c)                                  [reserved]

(d)                                 Negative Pledge.  The Guarantor shall not create, incur, assume or suffer to exist any Lien on any of its Property.

(e)                                  The covenants of the Guarantor set forth in this Section 12 shall survive the execution and delivery of this Guarantee and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Guarantee is in effect.  Upon discovery by any party hereto of a breach of any such covenants, the party discovering such breach shall give prompt written notice thereof to each other party.

13.                               Additional Liability of Guarantor.

If the Guarantor is or becomes liable for any Indebtedness owing by the Borrowers to the Administrative Agent or the Lenders by endorsement or otherwise than under this Guarantee, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guarantee had not existed and the Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

14.                               Cumulative Rights.

All rights of the Administrative Agent and the Lenders hereunder or otherwise arising under the Credit Documents or any documents executed in connection with or as security for the Guarantee Obligations or under Requirements of Law are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting, limiting or impairing any other right of the Administrative Agent and the Lenders and without limiting, affecting or impairing the liability of the Guarantor.

15.                               Assignments.

(a)                                  Assignments by the Administrative Agent or the Lenders.  This Guarantee is intended for and shall inure to the benefit of the Administrative Agent, the Lenders and each and every Person who shall from time to time be or become the owner or holder of any of the Guarantee Obligations, and each and every reference herein to the Administrative Agent and the Lenders shall include and refer to each and every successor, assignee, pledgee and participant of the Administrative Agent and the Lenders and the successors, assignees and participants of the foregoing at any time holding or owning any part of or interest in any part of the Guarantee Obligations.  This Guarantee shall be transferable and negotiable by the Administrative Agent and the Lenders with the same force and effect, and to the same extent, that the Guarantee Obligations are transferable and negotiable, it being understood and stipulated that, upon assignment or any such transfer by the Administrative Agent or the Lenders of any of the Guarantee Obligations, the legal holder or owner of said Guarantee Obligations (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by the Administrative Agent or the Lenders in its assignment) have and may exercise all of the rights granted to the Administrative Agent and the Lenders under this Guarantee to the extent of that part of or interest in the Guarantee Obligations thus assigned or so transferred to said Person.  The Guarantor expressly waives notice of any such transfer or assignment of the Guarantee Obligations, or any part thereof, or of the rights of the Administrative Agent and the Lenders hereunder.  The Guarantor acknowledges and agrees that any action taken hereunder shall not release or discharge this Guarantee or any obligations of the Guarantor hereunder.

(b)                                 Assignments by Guarantor.  This Guarantee may not be assigned, and the Guarantor’s agreements, duties, obligations and covenants hereunder may not be delegated, in whole or in part by the Guarantor.  All agreements, duties, obligations and covenants of the Guarantor hereunder shall bind and shall be enforceable against the Guarantor’s successors and assigns.

16.          Application of Payments.

The Administrative Agent and the Lenders may apply any payments received by them from any source against such portion of the Guarantee Obligations and in such priority and fashion as they may deem appropriate in their sole and absolute discretion.

17.          Counterclaims; Setoff.

The Guarantor waives all rights to interpose any claims, deduction or counterclaims of any kind, nature or description in any action or proceeding instituted by the Administrative Agent or the Lenders with respect to this Guarantee, the Guarantee Obligations, the Collateral, the Pledged Collateral, the collateral, security or Property for the Guarantee or the Guarantee Obligations or any matter arising from or relating to any of the foregoing, except compulsory counterclaims.  The Guarantor hereby waives any right of setoff it may have or to which it may be entitled under this Guarantee, the Credit Documents or Requirements of Law from time to time against the Administrative Agent or the Lenders or their assets or Property.  Notwithstanding anything to the contrary contained in this Guarantee, until the Guarantee Obligations have been indefeasibly paid in full, the Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Administrative Agent or the Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrowers, the Pledgors, any other Credit Party or any other Person liable for payment of any or all of the Guarantee Obligations for any payment made by the Guarantor under or in connection with this Guarantee or otherwise.

18.          Bankruptcy Code Waiver.

In the event that a Borrower becomes a debtor in any proceeding under the Bankruptcy Code, the Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of such Borrower, by reason of the existence of this Guarantee, and in connection herewith, the Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code.  This waiver is given to induce the Administrative Agent and the Lenders to enter into the transactions contemplated by the Credit Documents.  After the Guarantee Obligations are paid in full and there shall be no obligations or liabilities under this Guarantee outstanding, this waiver shall be deemed to be terminated.

19.          The Borrowers’ and Pledgor’s Actions.

No encumbrance, assignment, leasing, subletting, sale or other transfer by a Borrower or a Pledgor of any of the Borrowers’ or the Pledgors’ assets or Property shall operate to extinguish or diminish the liability of the Guarantor under this Guarantee.

20.          Subordination.

(a)           As used in this Guarantee, the term “Guarantor Claims” shall mean all debts, liabilities and other Indebtedness of the Borrowers, the Pledgors, the Guarantor, any other Credit Party or any other Person obligated to the Administrative Agent, the Lenders or any other Person specified under any Credit Document to the Guarantor, whether such debts, liabilities and other Indebtedness now exist or are hereafter incurred or arise, or whether the obligations of such Borrower, Pledgor, Guarantor, other Credit Party or such other Person thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts, liabilities or other Indebtedness be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts, liabilities or other Indebtedness may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.  The Guarantor Claims shall include, without limitation, all rights and claims of the Guarantor against the Borrowers, the Pledgors, any other guarantor, other Credit Parties or other Persons (arising as a result of subrogation or otherwise) as a result of the Guarantor’s payment of all or a portion of the Guarantee Obligations.  All Guarantor Claims are and shall be subordinate to the Guarantee Obligations.

(b)           In the event of any Insolvency Proceedings involving the Guarantor as debtor, the Administrative Agent and the Lenders shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and any payments which would otherwise be payable upon Guarantor Claims to the extent of any sums owed by the Guarantor hereunder.  The Guarantor hereby assigns such dividends and payments to the Administrative Agent as agent for the Lenders.  Should the Administrative Agent as agent for the Lenders receive, for application upon the Guarantee Obligations, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Borrowers, the Pledgors, any other guarantor or any other Person described in clause (a) above on the one hand and the Guarantor on the other, shall constitute a credit upon the Guarantor Claims, then upon payment to the Administrative Agent as agent for the Lenders in full of the Guarantee Obligations, the Guarantor shall become subrogated to the rights of the Administrative Agent and the Lenders to the extent that such payments to the Administrative Agent as agent for the Lenders on the Guarantor Claims have contributed toward the liquidation of the Guarantee Obligations, and such subrogation shall be with respect to that proportion of the Guarantee Obligations which would have been unpaid if the Administrative Agent as agent for the Lenders had not received dividends or payments upon the Guarantor Claims.

(c)           In the event that, notwithstanding anything to the contrary in this Guarantee, the Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guarantee, the Guarantor agrees to hold in trust for the Administrative Agent as agent for the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to the Administrative Agent as agent for the Lenders, and the Guarantor covenants promptly to pay the same to the Administrative Agent as agent for the Lenders.

(d)           The Guarantor agrees that any claims, charges or Liens against the Borrowers, the Pledgors, any other guarantor, other Credit Parties or any other Persons described under clause (a) above and/or such Borrower’s, such Pledgor’s, any other guarantor’s, any other Credit Party’s or such other Person’s assets and Property with respect to the Guarantor Claims shall be and remain inferior and subordinate to any claims, charges or Liens of the Administrative Agent or the Lenders against the Borrowers, the Pledgors, the Guarantor, any other Credit Party or any such other Person and/or such Borrower’s, such Pledgor’s, the Guarantor’s, any such other Credit Party’s or such other Person’s assets and Property, regardless of whether such claims, charges or Liens in favor of the Guarantor, the Administrative Agent or the Lenders presently exist or are hereafter created or attach.  Without the prior written consent of the Administrative Agent and the Lenders, the Guarantor shall not (i) exercise or enforce any creditor’s right it may have against the Borrowers, the Pledgors, any other guarantor, any other Credit Party or any other Person described under clause (a) above, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any Insolvency Proceeding) to enforce any claims, charges, Liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances against the Borrowers, the Pledgors, the Guarantor, any other Credit Party or such other Person or the assets or Property of the Borrowers, the Pledgors, the Guarantor, any other Credit Party or such other Person held by the Guarantor.

21.          Commercial Transaction.

To induce the Administrative Agent and the Lenders to enter into this Guarantee and the Transactions evidenced by and secured by the Credit Documents, the Guarantor agrees that said Transactions are commercial and not consumer transactions.

22.          Books and Records.

In addition to any additional rights under the Credit Agreement and the other Credit Documents, the Administrative Agent and the Lenders shall have the right at the Guarantor’s cost, and the Guarantor shall permit and shall cooperate with the Administrative Agent and the Lenders in arranging for, at any reasonable time from time to time, the Administrative Agent, the Lenders and/or their representatives, to review and audit all books, records and financial statements (including all supporting data and other records) of the Guarantor, and the Guarantor shall make all such books of account and records available for such examination, at the office where the same are regularly maintained.  The Administrative Agent and the Lenders shall have a right to copy, duplicate and make abstracts from such books and records as the Administrative Agent and/or the Lenders may require.

23.          Notices, Etc.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and shall be governed by Section 10.2 of the Credit Agreement.  The failure of the Administrative Agent or the Lenders to give any notice required hereunder (if any) shall not affect the liability or obligations of the Guarantor hereunder.  Unless otherwise expressly provided in this Guarantee, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of this Guarantee with respect to the Borrowers, the Guarantor, the Administrative Agent or the Lenders means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing.

24.          No Waiver.

The Administrative Agent shall not by any act (except by a written instrument pursuant to Section 25 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have on any future occasion.

25.          Amendments and Waivers.

No amendment, waiver or other modification of any provision of this Guarantee shall be effective unless amended in accordance with the requirements of Section 10.1 of the Credit Agreement.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

26.          Severability; Integration.

Each provision of this Guarantee shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law.  In case any provision in or obligation under this Guarantee shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any other Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.  This Guarantee contains the final and complete integration of all prior expressions by the Guarantor hereto with respect to the subject matter hereof and shall constitute the entire agreement of the Guarantor hereto with respect to the subject matter hereof, superseding all prior oral or written understandings and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

27.          Heading and Exhibits.

The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.  The schedules, exhibits and annexes (if any) attached hereto and referred to herein shall constitute a part of this Guarantee and are incorporated into this Guarantee for all purposes.

28.          Governing Law.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

29.          Waivers.

(a)           THE GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES OR AGENTS.

(b)           TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, THE GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS GUARANTEE, THE CREDIT DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DEALINGS, COURSE OF DEALINGS, COURSE OF CONDUCT AMONG THEM OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF ANY PARTY, AND THE GUARANTOR WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(c)           ANY LEGAL ACTION OR PROCEEDING AGAINST THE GUARANTOR HERETO WITH RESPECT TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES

FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A PARTY IN ANY OTHER JURISDICTION.

(d)           THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (c) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e)           THE GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE GUARANTOR AT THE GUARANTOR’S ADDRESS SET FORTH UNDER THE GUARANTOR’S SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT AND LENDERS SHALL HAVE BEEN NOTIFIED.

(f)            THE GUARANTOR AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(g)           EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL–ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

(h)           THE GUARANTOR HERETO ACKNOWLEDGES THAT THE WAIVERS SET FORTH IN THIS SECTION 29 CONSTITUTE A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH PARTY HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO OR ACCEPTING THE BENEFITS OF THIS GUARANTEE, AND THAT EACH WILL CONTINUE TO RELY ON THESE WAIVERS IN THEIR RELATED FUTURE DEALINGS.  THE GUARANTOR HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(i)            THE WAIVERS SET FORTH IN THIS SECTION 29 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTEE OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO ANY TRANSACTION ENTERED INTO HEREUNDER OR THEREUNDER.  IN THE EVENT OF LITIGATION, THIS GUARANTEE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

30.          Taxes.

The provisions of Section 2.14 of the Credit Agreement shall be equally applicable to the Guarantor and any payments made under this Guarantee.

31.          Recitals.

The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guarantee and shall be considered prima facie evidence of the facts and documents referred to therein.

32.          Counterparts.

This Guarantee may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

33.          Discretion.

Reference herein or in any Credit Document to the Administrative Agent’s or the Lenders’ discretion shall mean, unless otherwise stated herein or therein, the Administrative Agent’s or the Lenders’ sole and absolute discretion, and the exercise of such discretion shall be final and conclusive.  In addition, whenever (a) either the Administrative Agent or the Lenders has a decision or right of determination or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove or (b) any arrangement or term is to be satisfactory or acceptable to or approved by (or any similar language or terms) the Administrative Agent or the Lenders, as applicable, the decision of the Administrative Agent or the Lenders, as applicable, with respect thereto shall be in the sole and absolute discretion of the Administrative Agent or the Lenders, as applicable, and such decision shall be final and conclusive, except as may be otherwise specifically provided herein.

34.          Recourse Against Certain Parties.

No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent or the Lenders as contained in this Guarantee, the Credit Documents or any other agreement, instrument or document entered into by the Administrative Agent, the Lenders, or any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Administrative Agent, the Lenders or any incorporator, Affiliate (direct or indirect), owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Administrative Agent, the Lenders or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent and the Lenders contained in this Guarantee, the Credit Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Administrative Agent and the Lenders and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Administrative Agent, the Lenders or any incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Administrative Agent, the Lenders or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Administrative Agent or the Lenders contained in this Guarantee, the Credit Documents or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Administrative Agent or the Lenders and each incorporator, owner, member, partner, stockholder, affiliate, officer, director, employee, agent or attorney of the Administrative Agent or the Lenders, or of any such administrator, or any of them, for breaches by the Administrative Agent or the Lenders of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Guarantee.  The provisions of this Section 34 shall survive the termination of this Guarantee.

35.          Set–offs.

In addition to any rights and remedies of the Administrative Agent and the Lenders provided by this Guarantee, the Credit Documents and by Requirements of Law, the Administrative Agent and the Lenders shall have the right, without prior notice to the Borrowers, the Guarantor, the Pledgors or any other Credit Party, any such notice being expressly waived by the Guarantor to the extent permitted by Requirements of Law, and regardless of the existence of any other collateral, upon any amount becoming due and payable by the Guarantor to the Administrative Agent and the Lenders hereunder, under the Credit Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set–off and appropriate and apply against such amount any and all monies and other Property and assets of the Guarantor, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, Indebtedness, claims, securities, collateral, Property, assets or proceeds of any of the foregoing in, as applicable, any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Administrative Agent, the Lenders, any of their Affiliates, any Person under the control of the Administrative Agent, the Lenders and any successor or assign of the foregoing to or for the credit or the account of the Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise.  The Administrative Agent agrees promptly to notify the Guarantor after any such set–off and application made by the Administrative Agent or the Lenders, provided that the failure to give such notice shall not affect the validity of such set–off and application.  ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT AND THE LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE AMOUNTS OWING TO THE ADMINISTRATIVE AGENT AND THE LENDERS BY THE BORROWERS, THE GUARANTOR, THE PLEDGORS OR ANY OTHER CREDIT PARTY UNDER THE CREDIT DOCUMENTS, PRIOR TO EXERCISING ITS RIGHT OF SET–OFF WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS OR OTHER PROPERTY OR ASSETS OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE GUARANTOR.

36.          Acknowledgments.

The Guarantor hereby acknowledges that:

(a)           the Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the related documents;

(b)           neither the Administrative Agent nor any Lender has any fiduciary relationship to the Guarantor, and the relationship between the Administrative Agent and the Lenders and the Guarantor is solely that of surety and creditor; and

(c)           no joint venture exists between or among any of the Administrative Agent, the Lenders, the Guarantor and the Borrowers.

37.          [reserved].

38.          Third Party Beneficiary.

The Lenders shall be third–party beneficiaries of each of the terms and provisions of this Guarantee.  All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed as of the date first written above.

GKK 885 THIRD MEZZ LLC., a Delaware limited liability company, as Guarantor

By: GKK 885 Third Junior Mezz LLC, a Delaware limited liability company, its member

By: GKK 885 Third Manager LLC, a Delaware limited liability company, its manager

By: GKK Capital LP, a Delaware limited partnership, its sole member

By: Gramercy Capital Corp., a Maryland corporation, its general partner

By:	/s/ Robert R. Foley
Name:	Robert R. Foley
Title:	Chief Operating Officer

Address for Notices:

420 Lexington Avenue
New York, New York 10170
Telephone:	(212) 297-1002
Telecopy:	(212) 297-1090
Attention:	Bob Foley